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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 21, 2019

Symantec Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	000-17781	77-0181864
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

350 Ellis Street, Mountain View, CA	94043
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code      (650) 527-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	SYMC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Retention Arrangements

On August 21, 2019, the Compensation and Leadership Development Committee (the “Committee”) of the Board of Directors (the “Board”) of Symantec Corporation (the “Company”) approved enhanced severance and retention arrangements (the “Retention Arrangements”) for certain executives of the Company, including Vincent Pilette, the Company’s Executive Vice President and Chief Financial Officer, Scott C. Taylor, the Company’s Executive Vice President, General Counsel and Secretary and Amy L. Cappellanti-Wolf, the Company’s Senior Vice President and Chief Human Resources Officer (the “Executives”) in connection with the sale of certain assets of the Company’s enterprise security business to Broadcom Inc. as disclosed on a Current Report on Form 8-K, filed by the Company with the Securities and Exchange Commission on August 8, 2019 (the “Asset Sale Transaction”). Pursuant to the Retention Arrangements, if an Executive is employed with the Company through the closing of the Asset Sale Transaction (the “Closing”) and (i) through a transition period (the “Transition Period”), or (ii) is terminated by the Company without cause prior to the end of the Transition Period, such Executive shall be entitled to receive, effective as of the earlier of the Executive’s termination date or the end of the Transition Period (a) a cash payment equal to such Executive’s annual base salary, (b) a cash payment equal to such Executive’s target bonus (increased pro rata for any additional period of service in the Transition Period) under the Company’s Executive Annual Incentive Plan, and (c) vesting as to 50% of such Executive’s unvested equity as of the Closing (the “Unvested Equity”).

Such Executive shall also be entitled to receive between 75% and 150% acceleration of the additional 50% Unvested Equity if the average closing price of the Company’s common stock reaches predetermined levels based 50% on each of (y) a 20 consecutive business day measurement during the Transition Period and (z) a 20 consecutive business day measurement from July 1, 2020 through December 31, 2020.

The foregoing description of the Retention Arrangements is qualified in its entirety by reference to the full text of the Retention Arrangement agreements, which will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ending October 4, 2019.

Restricted Stock Award

In connection with the Asset Sale Transaction, on August 21, 2019 the Committee also approved the removal of all vesting conditions with respect to the restricted stock award of 155,429 shares of the Company’s common stock granted to Vincent Pilette, the Company’s Executive Vice President and Chief Financial Officer.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Symantec Corporation

Date: August 27, 2019	By:	/s/ Scott C. Taylor
Scott C. Taylor
Executive Vice President, General Counsel and Secretary